Exhibit 99.1

C&F Financial Corporation NASDAQ: CFFI Third Quarter 2026 Investor Presentation

Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, fluctuations in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions, slowdowns in economic growth and government shutdowns, (4) general market conditions, including disruptions due to pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, changes in trade policy and the implementation of tariffs, geopolitical tensions, war and other military conflicts (including the conflict in the Middle East and potential associated impacts on interest rates and energy prices) or other major events, or the prospect of these events, (5) average loan yields and securities yields and average costs of interest-bearing deposits and borrowings, (6) financial services industry conditions, including bank failures or rumors of such failures, the soundness of other financial institutions or concerns involving liquidity, along with actions taken by governmental agencies to address such conditions, and the effects on financial institutions, including us, on, among other things, the ability to attract or retain depositors and to borrow or raise capital, (7) labor market conditions, including attracting, hiring, training, motivating and retaining qualified employees, (8) the legislative and regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (9) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (10) demand for financial services in the Corporation’s market areas, (11) the value of securities held in the Corporation’s investment portfolios, (12) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (13) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (14) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (15) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (16) the level of indemnification losses related to mortgage loans sold, (17) demand for loan products, (18) deposit trends, (19) the strength of the Corporation’s counterparties, (20) the availability of lines of credit from the FHLB and other counterparties, (21) competition from both banks and non-banks, including competition in the automobile finance market, (22) services provided by, or the level of the Corporation’s reliance upon third parties for key services, (23) the commercial and residential real estate markets, including changes in property values, (24) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (25) the Corporation’s technology initiatives and other strategic initiatives, (26) the Corporation’s branch expansion, relocation and consolidation plans, (27) cyber threats, attacks or events, including emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats, (28) C&F Bank’s product offerings, and (29) accounting principles, policies and guidelines, and elections by the Corporation thereunder . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include adjusted net income, adjusted earnings per share, adjusted return on average equity, adjusted return on average assets, return on average tangible common equity (ROATCE), adjusted ROATCE, tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. Cautionary Statements Third Quarter 2026 Investor Presentation 2

C&F has unique competitive advantages Third Quarter 2026 Investor Presentation 3 Positioned to deliver substantial value creation A clear long-term strategy that we are executing effectively Consistent financial performance with sound risk management Proven leadership driving long-term shareholder value

• Performance & Growth • Our People • Marketing & Brand Recognition • Community Engagement • Cross Company Collaboration • Efficiency and Technology • Risk Management Strategic Initiatives & Opportunities Third Quarter 2026 Investor Presentation 4

5

Third Quarter 2026 Investor Presentation

Our Leadership



Thomas F. Cherry
President & CEO
C&F Financial Corporation
Years in Financial Industry: 35



Jason E. Long
EVP & CFO
C&F Financial Corporation
Years in Financial Industry: 23



Rodney W. Overby
EVP & Chief Information Officer
C&F Financial Corporation
Years in Financial Industry: 45



John A. Seaman III
EVP & Chief Credit Officer
C&F Bank
Years in Financial Industry: 45



Matthew Steilberg
EVP & Director Retail Banking
C&F Bank
Years in Financial Industry: 39



Mark J. Eggelston
Regional President, SE Virginia
C&F Bank
Years in Financial Industry: 35



William V. Krebs Jr.
Regional President, Central Virginia
C&F Bank
Years in Financial Industry: 28



Andrew B. Buxbaum
SVP & General Counsel
C&F Bank
Years in Financial Industry: 25



Matthew P. Dolci
SVP Chief Risk Officer
C&F Bank
Years in Financial Industry: 8



Helga H. Ridenhour
SVP & Director of Operations
C&F Bank
Years in Financial Industry: 35



Christopher A. Spillare
SVP & Treasurer
C&F Bank
Years in Financial Industry: 31



Maria R. Sullivan
SVP & Chief HR Officer
C&F Bank
Years in Financial Industry: 15



S. Dustin Crone
CEO
C&F Finance Company
Years in Financial Industry: 36



C. Shawn Moore
President
C&F Finance Company
Years in Financial Industry: 34



Tony Lamont
EVP Operations
C&F Finance Company
Years in Financial Industry: 35



Kevin Jones
SVP Sales
C&F Finance Company
Years in Financial Industry: 32



Mark A. Fox
President & CEO
C&F Mortgage Corporation
Years in Financial Industry: 30



Kevin A. McCann
SVP & CFO
C&F Mortgage Corporation
Years in Financial Industry: 28



Madeline M. Witty
SVP & Chief Compliance Officer
C&F Mortgage Corporation
Years in Financial Industry: 40



Natalie C. Zvanya
SVP & Chief Business Development
C&F Mortgage Corporation
Years in Financial Industry: 9

6

Our Lines of Business Third Quarter 2026 Investor Presentation 7 Community Banking $2.36 billion Total Deposits 32 Branches • 32 banking offices and 6 commercial loan offices in Virginia • Provides a wide range of banking services to individuals and businesses • Opened new commercial loan offices in Roanoke, Virginia in 2025 and Lynchburg, Virginia in 2026 Mortgage Banking $586 million Loan Originations Sep-26 YTD • Provides mortgage loan origination services in Virginia and surrounding states • Lender Solutions provides mortgage loan origination as a service to community financial institutions Consumer Finance $451 million Loan Portfolio • Provides automobile loans through indirect lending programs • Primarily in the Mid-Atlantic, Midwest and Southern United States Wealth Management $706 million Assets Under Management Sep-26 • Full-service brokerage firm • Offers a comprehensive range of wealth management services through third-party service providers • Primarily at C&F Bank branch locations

We are well-positioned in Virginia with a clear growth strategy Third Quarter 2026 Investor Presentation 8 Company Overview C&F Bank Footprint in Virginia C&F at a Glance Preeminent Community Bank in Virginia C&F is a Virginia-based financial services company providing full-service banking, mortgage, wealth management, and finance solutions through a relationship-driven approach. Focused on understanding and serving the needs of individuals, businesses, and communities, C&F builds long-term value through trust, responsiveness, and local commitment. 32 Branches across VA $2.81 Billion Total Assets $2.14 Billion Total Loans, HFI $2.36 Billion Total Deposits Size $308.8 Million Market Cap • Recent expansion into Southwest Virginia with the opening of a loan production office in July 2025 and branch in June 2026 in Roanoke • Connecting our markets with the opening of a new loan production office in Lynchburg in July 2026 • Strong balance sheet and asset quality • Attractive community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Outstanding capital management allows for a quality dividend while maintaining strong capital for organic and non-organic growth

Third Quarter 2026 Investor Presentation

Segments – September 30, 2026 QTD

	Three Months Ended September 30, 2026					
	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
(Dollars in thousands)						
Interest income	$ 28,648	$ 616	$ 12,107	$ —	$ 205	$ 41,576
Interest expense	10,264	—	—	1,138	—	11,402
Net interest income before allocation	18,384	616	12,107	(1,138)	205	30,174
Net interest allocation[1]	5,806	(242)	(5,564)	—	—	—
Net interest income	24,190	374	6,543	(1,138)	205	30,174
Gain on sales of loans	—	1,606	—	—	(241)	1,365
Other noninterest income	4,682	1,682	146	195	(34)	6,671
Net revenue	28,872	3,662	6,689	(943)	(70)	38,210
Provision for credit losses	—	—	2,750	—	—	2,750
Salaries and employee benefits	10,417	1,878	2,021	442	—	14,758
Occupancy expense	2,006	270	140	—	—	2,416
Data processing	2,669	391	351	10	—	3,421
Professional fees	520	64	128	73	—	785
Insurance expense	408	42	31	—	—	481
Marketing and advertising expenses	450	148	6	—	—	604
Loan processing and collection expenses	74	368	405	—	—	847
Provision for indemnifications	—	(35)	—	—	—	(35)
Other segment items[2]	1,341	165	437	82	(21)	2,004
Total noninterest expense	17,885	3,291	3,519	607	(21)	25,281
Income (loss) before taxes	10,987	371	420	(1,550)	(49)	10,179
Income tax expense (benefit)	2,073	105	117	(362)	(11)	1,922
Net income (loss)	$ 8,914	$ 266	$ 303	$ (1,188)	$ (38)	$ 8,257

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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Third Quarter 2026 Investor Presentation

Segments – September 30, 2025 QTD

	Three Months Ended September 30, 2025					
	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
(Dollars in thousands)						
Interest income	$ 25,610	$ 625	$ 12,404	$ —	$ 144	$ 38,783
Interest expense	10,498	—	—	1,111	—	11,609
Net interest income before allocation	15,112	625	12,404	(1,111)	144	27,174
Net interest allocation[1]	6,080	(287)	(5,793)	—	—	—
Net interest income	21,192	338	6,611	(1,111)	144	27,174
Gain on sales of loans	—	2,074	—	—	(178)	1,896
Other noninterest income	4,430	1,546	149	874	(51)	6,948
Net revenue	25,622	3,958	6,760	(237)	(85)	36,018
Provision for credit losses	(100)	—	3,000	—	—	2,900
Salaries and employee benefits	9,503	1,899	1,934	1,084	—	14,420
Occupancy expense	1,878	222	145	—	—	2,245
Data processing	2,365	324	327	10	—	3,026
Professional fees	642	83	168	8	—	901
Insurance expense	350	15	34	—	—	399
Marketing and advertising expenses	496	152	12	—	—	660
Loan processing and collection expenses	46	335	450	—	—	831
Provision for indemnifications	—	(75)	—	—	—	(75)
Other segment items[2]	1,310	144	369	72	(12)	1,883
Total noninterest expense	16,590	3,099	3,439	1,174	(12)	24,290
Income (loss) before taxes	9,132	859	321	(1,411)	(73)	8,828
Income tax expense (benefit)	1,754	218	90	(331)	(16)	1,715
Net income (loss)	$ 7,378	$ 641	$ 231	$ (1,080)	$ (57)	$ 7,113

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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Third Quarter 2026 Investor Presentation

Segments – September 30, 2026 YTD

	Nine Months Ended September 30, 2026					
	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
(Dollars in thousands)						
Interest income	$ 82,035	$ 1,974	$ 36,411	$ —	$ 653	$ 121,073
Interest expense	30,750	—	—	3,350	—	34,100
Net interest income before allocation	51,285	1,974	36,411	(3,350)	653	86,973
Net interest allocation[1]	17,524	(890)	(16,634)	—	—	—
Net interest income	68,809	1,084	19,777	(3,350)	653	86,973
Gain on sales of loans	—	6,990	—	—	(644)	6,346
Other noninterest income	14,756	5,394	449	1,547	(130)	22,016
Net revenue	83,565	13,468	20,226	(1,803)	(121)	115,335
Provision for credit losses	450	—	8,550	—	—	9,000
Salaries and employee benefits	31,019	6,245	6,067	2,285	—	45,616
Occupancy expense	5,872	716	445	—	—	7,033
Data processing	7,752	1,197	1,021	29	—	9,999
Professional fees	1,825	142	479	199	—	2,645
Insurance expense	1,179	78	94	—	—	1,351
Marketing and advertising expenses	1,361	400	29	—	—	1,790
Loan processing and collection expenses	188	1,227	1,223	—	—	2,638
Provision for indemnifications	—	(95)	—	—	—	(95)
Other segment items[2]	3,955	550	1,262	257	(58)	5,966
Total noninterest expense	53,151	10,460	10,620	2,770	(58)	76,943
Income (loss) before taxes	29,964	3,008	1,056	(4,573)	(63)	29,392
Income tax expense (benefit)	5,767	772	296	(1,106)	(14)	5,715
Net income (loss)	$ 24,197	$ 2,236	$ 760	$ (3,467)	$ (49)	$ 23,677

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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Third Quarter 2026 Investor Presentation

Segments – September 30, 2025 YTD

	Nine Months Ended September 30, 2025					
	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
(Dollars in thousands)						
Interest income	$ 73,372	$ 1,696	$ 36,671	$ —	$ 439	$ 112,178
Interest expense	31,022	—	—	2,464	—	33,486
Net interest income before allocation	42,350	1,696	36,671	(2,464)	439	78,692
Net interest allocation[1]	17,944	(733)	(17,211)	—	—	—
Net interest income	60,294	963	19,460	(2,464)	439	78,692
Gain on sales of loans	—	6,632	—	—	(431)	6,201
Other noninterest income	13,038	4,382	475	2,321	(152)	20,064
Net revenue	73,332	11,977	19,935	(143)	(144)	104,957
Provision for credit losses	(300)	—	8,300	—	—	8,000
Salaries and employee benefits	28,203	5,662	5,929	2,955	—	42,749
Occupancy expense	5,377	725	435	—	—	6,537
Data processing	7,007	908	938	28	—	8,881
Professional fees	2,046	176	394	207	—	2,823
Insurance expense	1,111	82	113	—	—	1,306
Marketing and advertising expenses	1,295	417	26	—	—	1,738
Loan processing and collection expenses	114	892	1,253	—	—	2,259
Provision for indemnifications	—	(135)	—	—	—	(135)
Other segment items[2]	3,944	502	1,169	253	(47)	5,821
Total noninterest expense	49,097	9,229	10,257	3,443	(47)	71,979
Income (loss) before taxes	24,535	2,748	1,378	(3,586)	(97)	24,978
Income tax expense (benefit)	4,596	691	382	(945)	(21)	4,703
Net income (loss)	$ 19,939	$ 2,057	$ 996	$ (2,641)	$ (76)	$ 20,275

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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Quarterly Trends Third Quarter 2026 Investor Presentation * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” Earnings per Share (EPS) ($) $2.18 $2.07 $2.08 $2.63 $2.55 Adj EPS, $2.40 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Return on Average Assets (ROAA) (%) 1.06 0.97 0.97 1.23 1.18 Adj ROAA, 1.13 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Net Interest Margin (NIM) (%) 4.24 4.20 4.27 4.41 4.53 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Return on Average Tangible Common Equity (ROATCE) * (%) 13.07 11.67 11.28 14.08 13.18 Adj ROA TCE, 12.86 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 13

Earnings Third Quarter 2026 Investor Presentation Return on Average Equity (ROAE) (%) Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $8.29 $6.92 $6.01 $8.29 $6.22 $7.26 Adj EPS, $7.03 2022 2023 2024 2025 Sep-25 YTD Sep-26 YTD 1.27 0.99 0.80 1.01 1.02 1.13 Adj ROAA, 1.09 2022 2023 2024 2025 Sep-25** Sep-26** 14.84 11.68 9.02 11.11 11.36 11.60 Adj ROAE, 11.24 2022 2023 2024 2025 Sep-25** Sep-26** 17.31 13.58 10.37 12.53 12.84 12.86 Adj ROA TCE, 12.45 2022 2023 2024 2025 Sep-25** Sep-26** 14

Shareholder Value Creation Third Quarter 2026 Investor Presentation Dividends per Share ($) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** CAGR excluding accumulated other comprehensive income was 9.1 percent *** Annualized, year-to-date $1.64 $1.76 $1.76 $1.84 $1.92 2022 2023 2024 2025 Sep-26*** 15 $48.54 $56.40 $61.86 $72.60 $74.66 2022 2023 2024 2025 Sep-26 Tangible Book Value per Share* ($) $4.51 $7.51 $7.95 $0.00 $0.62 2022 2023 2024 2025 Sep-26 YTD Share Repurchases ($ mil) 12.2% CAGR**

$1.60 $1.70 $1.88 $2.01 $2.10 2022 2023 2024 2025 Sep-26 Bank Finance $2.33 $2.44 $2.56 $2.77 $2.81 2022 2023 2024 2025 Sep-26 $2.00 $2.07 $2.17 $2.35 $2.36 2022 2023 2024 2025 Sep-26 Balance Sheet Third Quarter 2026 Investor Presentation Deposits ($ bil) Total Assets ($ bil) 5.1% CAGR 4.4% CAGR 7.7% CAGR Loans HFI Net ($ bil) 16 82% 84% 88% 88% 91% 2022 2023 2024 2025 Sep-26 Loan to Deposit Ratio (%)

Third Quarter 2026 Investor Presentation

Securities

Composition

(% of Total Securities) (Sep-26)


U.S. Treasury securities 1%
U.S. Government Agencies and corporations 5%
Corporate and other debt securities 7%
Obligations of states and political subdivision 33%
Mortgage-backed securities 54%

Yield

(%)


1.96
2.37
2.65
3.11
3.42
3.79
4.13
2022
2023
2024
2025
Mar-26 QTD
Jun-26 QTD
Sep-26 QTD

Maturities and Weighted Average Yield*

($ mil) (Sep-26)


3.50%
3.61%
4.60%
4.86%
$68.6
$163.4
$124.1
$127.4
Maturing within 1 year
Maturing after 1 year, but within 5 years
Maturing after 5 years, but within 10 years
Maturing after 10 years

The weighted average life and the total effective duration of the portfolio are 6.5 years and 4.4 years, respectively, as of September 30, 2026.

During the second quarter of 2026, the Corporation executed a strategic restructuring of a portion of its securities portfolio, resulting in a pre-tax loss of $7.1 million:

- sold securities with a book value of $72.6 million and weighted average yield of 1.40%
- purchased $67.8 million of securities with a weighted average yield of 4.70%

* Information is presented at amortized cost, by the earlier of contractual maturity or expected maturity, which may differ because borrowers have the right to prepay obligations with or without penalties.

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Loan Portfolio Trends Third Quarter 2026 Investor Presentation CRE-Owner Occupied 6% CRE-Nonowner Occupied 38% AD&C 8% Residential Mortgage 16% Commercial Business 6% Equity Lines 4% Consumer Finance Auto 19% Consumer Finance Marine and RV 2% Other Consumer 1% Composition (% of Total Loans) (Sep-26) Loans, Gross ($ bil) $1.64 $1.74 $1.92 $2.05 $2.14 2022 2023 2024 2025 Sep-26 18 ($ mil) Amount % of CRE % of Total Multifamily $184,041 18.8% 8.6% Retail 160,007 16.3 7.5 Office 136,328 13.9 6.4 1-4 Family Investment Properties 111,552 11.4 5.2 Hotels 101,061 10.3 4.7 Industrial/warehouse 92,438 9.4 4.3 Mini-Storage 73,218 7.5 3.4 Medical Office 50,677 5.2 2.4 Other 71,916 7.2 3.3 Commercial & Construction Commercial Concentrations Total CRE was 271% of total risk-based capital as of September 30, 2026. The average CRE loan was $1.03 million as of September 30, 2026.

Loan Yields Third Quarter 2026 Investor Presentation Yield (%) 5.85 6.49 6.75 6.73 6.69 6.68 6.74 4.32 5.12 5.49 5.56 5.57 5.61 5.70 9.84 9.97 10.42 10.59 10.67 10.55 10.59 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Sep-26 QTD Consolidated Bank Finance 19

Asset Quality Third Quarter 2026 Investor Presentation 0.01 0.03 0.020.07 0.07 0.07 0.07 0.19 0.19 0.13 0.22 0.20 0.14 0.20 2022 2023 2024 2025 Mar-26 Jun-26 Sep-26 Bank Finance 0.04 0.010.01 0.02 0.01 0.01 0.01 0.00 0.01 0.00 3.05 1.54 -0.14 0.59 1.99 2.62 2.59 2.98 2.60 2.61 2019 2020 2021 2022 2023 2024 2025 Mar-26* Jun-26* Sep-26* Bank Finance 1.25 1.26 1.20 1.10 1.09 1.06 1.05 5.47 5.03 4.86 4.79 4.80 4.83 4.84 2.48 2.28 2.09 1.93 1.91 1.88 1.85 2022 2023 2024 2025 Mar-26 Jun-26 Sep-26 Bank Finance Consolidated ACL Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) Allowance for Credit Losses (ACL) (% of Total Loans) Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. * Annualized, year-to-date ** The increase in loans classified as Special Mention at the community banking segment as of September 30, 2026 was due primarily to one commercial relationship that was downgraded during the third quarter of 2026. 20 0.72% 0.59% 0.21% 0.13% 0.13% 0.12% 1.04% 2022 2023 2024 2025 Mar-26 Jun-26 Sep-26** Criticized & Classified Loans (% of Total Loans)

Consumer Finance Loan Portfolio Third Quarter 2026 Investor Presentation The consumer finance segment made a strategic decision over the past few years to focus on higher credit quality customers. * Refer to the Allowance for Credit Losses footnote in the Corporation’s Annual Report on Form 10-K for a more detailed description of the consumer finance segment’s credit quality indicators. 28% 21% 14% 9% 7% 5% 4% 4% 33% 30% 28% 24% 22% 19% 19% 17% 24% 24% 28% 29% 29% 29% 29% 30% 8% 11% 15% 22% 25% 28% 29% 30% 7% 14% 15% 16% 17% 19% 19% 19% 2019 2020 2021 2022 2023 2024 2025 Sep-26 Credit Score at Origination Marginal (<580) Fair (580-624) Fairly Good (625-669) Good (670-739) Very Good (>739) 21

Deposits Third Quarter 2026 Investor Presentation 0.23 0.60 0.82 0.98 1.02 1.00 1.01 0.76 2.79 4.10 3.65 3.39 3.28 3.27 0.26 1.02 1.80 1.75 1.69 1.64 1.65 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Sep-26 QTD Savings and interest bearing Time Total Deposits 30% 27% 24% 23% 24% 51% 41% 38% 39% 37% 19% 32% 38% 38% 39% $2.00 $2.07 $2.17 $2.35 $2.36 2022 2023 2024 2025 Sep-26 Noninterest bearing Savings and interest bearing Time Deposit Composition ($ bil) 22 Cost of Deposits (%)

Third Quarter 2026 Investor Presentation

Granular Deposit Base

A strength of our franchise is our well diversified deposit base…


Commercial Deposits, $921 million
Consumer Deposits, $1.4 billion
5%
25%
70%
Total Deposits
$2.36 Billion
As of 9/30/26
Insured
Uninsured, secured Public Funds
All other uninsured

…with limited concentration and granular customer base providing a stable source of funding

Consumer Deposits

Customer Base	Granular Deposit Base
~71,400 Consumer Accounts	$20,000 Average Account balance

Commercial Deposits

Customer Base	Granular Deposit Base
~14,700 Commercial Accounts	$62,000 Average Account balance

23

7.32% 7.89% 7.89% 8.59% 8.72% 0.00% 4.00% 8.00% 12.00% 16.00% 2022 2023 2024 2025 Sep-26 TCE Ratio Strong Capital Position Third Quarter 2026 Investor Presentation 9.9% 10.1% 9.8% 10.0% 10.5% 9.9% 10.3% 10.1% 11.1% 11.3% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Sep-26 Tier 1 Leverage Ratio Corporation Bank 11.4% 11.3% 10.7% 11.0% 11.6% 12.9% 12.9% 12.3% 13.6% 13.8% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Sep-26 CET 1 Risk-Based Capital Ratio Corporation Bank 15.4% 14.8% 14.1% 15.2% 15.7% 14.2% 14.1% 13.5% 14.8% 15.0% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Sep -26 Total Risk-Based Capital Ratio Corporation Bank 24

5.85 6.49 6.75 6.73 6.69 6.68 6.74 1.96 2.37 2.65 3.11 3.42 3.79 4.13 0.38 1.43 2.42 2.32 2.21 2.16 2.16 4.27 4.31 4.12 4.21 4.27 4.41 4.53 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Sep-26 QTD Yield on Loans Yield on securities Cost of Interest Bearing Deposits NIM NIM, Yields, and Costs (%) Net Interest Income and Net Interest Margin (NIM) Trends Third Quarter 2026 Investor Presentation 25

Noninterest Income Trends Third Quarter 2026 Investor Presentation 21% 21% 20% 18% 18% 17% 20% 20% 20% 18% 18% 17% 41% 34% 34% 40% 40% 41% 8% 9% 10% 9% 9% 9% 10% 16% 16% 15% 15% 16% $29,212 $29,615 $30,538 $34,631 $26,265 $28,362 2022 2023 2024 2025 Sep-25 YTD Sep-26 YTD Interchange income Service charges and fees Mortgage banking income Wealth management income Other income Noninterest Income ($ mil) Gain on Sale of Loans ($ mil) Lender Solutions Fee Income ($ mil) 26 85% 89% 90% 88% 90% 87% 15% 11% 10% 12% 10% 13% $697.3 $498.8 $527.8 $680.2 $494.3 $586.1 2022 2023 2024 2025 Sep-25 YTD Sep-26 YTD Purchases Refinancings $1.7 $2.0 $2.0 $2.9 $2.1 $2.7 2022 2023 2024 2025 Sep-25 YTD Sep-26 YTD Originations ($ mil) Lender Solutions active clientele included 25 community financial institutions as of September 30, 2026 $7.5 $5.8 $6.1 $8.0 $6.2 $6.3 2022 2023 2024 2025 Sep-25 YTD Sep-26 YTD

Funding Sources Third Quarter 2026 Investor Presentation * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. September 30, 2026 ($ in thousands) Available Used Net Availability Excess cash reserves $30,785 $ - $30,785 Borrowings from FHLB 288,819 65,000 223,819 Borrowings from Federal Reserve Bank 342,876 - 342,876 Unsecured federal funds agreements 75,000 - 75,000 Unpledged securities 343,436 - 343,436 Total Liquidity Sources $1,080.916 $65,000 $1,015,916 Uninsured and Uncollateralized Deposits $587,169 Coverage Ratio 173% Brokered deposits * $584,537 $17,931 $566,606 27

Financial Summary – Balance Sheet Third Quarter 2026 Investor Presentation 28 As of September 30, June 30, March 31, December 31, September 30, ($ thousands) 2026 2026 2026 2025 2025 Balance Sheet Interest-bearing deposits in other banks $ 30,785 $ 42,739 $ 62,141 $ 65,510 $ 80,843 Securities - available for sale, at fair value 454,057 458,252 470,619 458,111 439,034 Loans held for sale, at fair value 26,757 44,066 56,120 40,911 33,478 Loans, net: Community banking segment 1,675,291 1,638,580 1,596,842 1,572,883 1,527,809 Consumer finance segment 429,639 434,534 438,545 442,016 440,968 Total loans, net of allowance for credit losses 2,104,930 2,073,114 2,035,387 2,014,899 1,968,777 Other assets 194,659 191,797 189,481 189,063 189,160 Total assets $ 2,811,188 $ 2,809,968 $ 2,813,748 $ 2,768,494 $ 2,711,292 Deposits: Noninterest-bearing demand deposits $ 552,739 $ 561,160 $ 568,420 $ 543,673 $ 558,013 Savings and interest-bearing deposits 878,404 884,584 907,732 905,683 870,267 Time deposits 924,937 919,614 923,304 896,367 869,755 Total deposits 2,356,080 2,365,358 2,399,456 2,345,723 2,298,035 FHLB advances 65,000 45,000 30,000 40,000 40,000 Subordinated notes 65,519 65,510 65,501 65,493 65,484 Other borrowings 7,576 7,664 7,750 7,842 7,922 Other liabilities 47,695 48,044 44,929 47,088 45,964 Total liabilities 2,541,870 2,531,576 2,547,636 2,506,146 2,457,405 Total equity 269,318 278,392 266,112 262,348 253,887 Total liabilities and equity $ 2,811,188 $ 2,809,968 $ 2,813,748 $ 2,768,494 $ 2,711,292

Financial Summary – Income Statement Third Quarter 2026 Investor Presentation 29 For the Three Months Ended September 30, June 30, March 31, December 31, September 30, ($ thousands, except per share data) 2026 2026 2026 2025 2025 Income Statement Interest income: Interest and fees on loans $ 36,693 $ 35,690 $ 34,715 $ 34,842 $ 34,683 Interest on interest-bearing deposits in other banks 272 471 651 864 719 Interest and dividends on securities 4,611 4,190 3,780 3,615 3,381 Total interest income 41,576 40,351 39,146 39,321 38,783 Interest expense: Savings and interest-bearing deposits 2,260 2,240 2,263 2,328 2,226 Time deposits 7,617 7,526 7,586 7,857 7,725 FHLB advances 322 328 429 450 450 Subordinated notes 1,139 1,110 1,102 1,108 1,112 Other borrowings 64 57 57 60 96 Total interest expense 11,402 11,261 11,437 11,803 11,609 Net interest income 30,174 29,090 27,709 27,518 27,174 Provision for credit losses 2,750 2,650 3,600 3,550 2,900 Net interest income after provision for credit losses 27,424 26,440 24,109 23,968 24,274

Financial Summary – Income Statement Third Quarter 2026 Investor Presentation 30 For the Three Months Ended September 30, June 30, March 31, December 31, September 30, ($ thousands, except per share data) 2026 2026 2026 2025 2025 Income Statement Noninterest income: Gain on sales of loans 1,365 2,436 2,545 1,778 1,896 Interchange income 1,652 1,673 1,577 1,580 1,610 Service charges on deposit accounts 1,123 1,061 1,020 1,052 1,049 Investment income from other equity interests 80 8,332 372 210 197 Mortgage banking fee income 757 985 850 732 735 Wealth management services income, net 917 847 808 820 795 Mortgage lender services income 907 969 820 784 768 Other service charges and fees 502 517 504 504 520 Net losses on sales, maturities and calls of available for sale securities - (7,129) - - - Other income, net 733 2,085 54 906 1,274 Total noninterest income 8,036 11,776 8,550 8,366 8,844 Noninterest expense Salaries and employee benefits 14,758 16,501 14,357 14,027 14,420 Occupancy 2,416 2,402 2,215 2,265 2,245 Data processing 3,421 3,403 3,175 3,081 3,026 Professional fees 785 943 917 876 901 Insurance expense 481 440 430 415 399 Marketing and advertising expenses 604 639 547 625 660 Loan processing and collection expenses 847 918 873 878 831 Other 1,969 2,101 1,801 2,074 1,808 Total noninterest expense 25,281 27,347 24,315 24,241 24,290 Income before taxes 10,179 10,869 8,344 8,093 8,828 Income tax expense 1,922 2,243 1,550 1,377 1,715 Net income $ 8,257 $ 8,626 $ 6,794 $ 6,716 $ 7,113 Earnings per share 2.55 2.63 $ 2.08 $ 2.07 $ 2.18

Financial Summary – Ratios Third Quarter 2026 Investor Presentation 31 As of or For the Three Months Ended September 30, June 30, March 31, December 31, September 30, 2026 2026 2026 2025 2025 Balance Sheet Metrics Loans/Deposits 90.5% 89.5% 87.2% 87.6% 87.4% Tangible common equity/tangible assets 8.72% 9.04% 8.59% 8.59% 8.46% Key performance ratios Net interest margin 4.53% 4.41% 4.27% 4.20% 4.24% Efficiency ratio 66.9% 66.9% 67.1% 67.6% 67.4% Annualized return on average assets 1.18% 1.23% 0.97% 0.97% 1.06% Annualized return on average equity 11.86% 12.75% 10.19% 10.41% 11.60% Annualized return on average tangible common equity 13.18% 14.08% 11.28% 11.67% 13.07% Dividend payout ratio on common stock 18.8% 18.3% 23.1% 22.2% 21.1% Tangible book value per common share $ 74.66 $ 77.45 $ 73.70 $ 72.60 $ 70.15

At C&F, we believe in hard work and in supporting one another. We believe that when we put people first, we all grow and move toward our goals. We believe expertise is important, but so are people — because when we focus on them, everything else falls into place. We’re here to help our communities, our neighbors, and our team members focus on what matters most. To us, that’s you. It’s always you. 32

Third Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	For the Year Ended				For the Three Months Ended					For the Nine Months Ended	
($ thousands)	2022	2023	2024	2025	Sep-25	Dec-25	Mar-26	Jun-26	Sep-26	Sep-25	Sep-26
Adjusted Net Income and Adjusted Earnings Per Share											
Net income, as reported	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,113	$ 6,716	$ 6,794	$ 8,626	$ 8,257	$ 20,275	$ 23,677
Sale of other equity interest	-	-	-	-	-	-	-	(6,375)	-	-	(6,375)
Securities portfolio restructuring	-	-	-	-	-	-	-	5,632	-	-	5,632
Adjusted Net Income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,113	$ 6,716	$ 6,794	$ 7,883	$ 8,257	$ 20,275	$ 22,934
Weighted average shares - basic and diluted	3,517,114	3,411,995	3,299,574	3,237,541	3,238,057	3,238,417	3,248,485	3,252,163	3,251,418	3,237,256	3,250,699
Earnings per share - basic and diluted, as reported	$ 8.29	$ 6.92	$ 6.01	$ 8.29	$ 2.18	$ 2.07	$ 2.08	$ 2.63	$ 2.55	$ 6.22	$ 7.26
Sale of other equity interest	-	-	-	-	-	-	-	(1.96)	-	-	(1.96)
Securities portfolio restructuring	-	-	-	-	-	-	-	1.73	-	-	1.73
Adjusted earnings per share - basic and diluted	$ 8.29	$ 6.92	$ 6.01	$ 8.29	$ 2.18	$ 2.07	$ 2.08	$ 2.40	$ 2.55	$ 6.22	$ 7.03
Adjusted ROAE											
Average total equity, as reported	$ 197,876	$ 203,261	$ 220,856	$ 243,033	$ 245,218	$ 257,974	$ 266,763	$ 270,666	$ 278,440	$ 237,998	$ 271,999
Annualized ROAE, as reported	14.84%	11.68%	9.02%	11.11%	11.60%	10.41%	10.19%	12.75%	11.86%	11.36%	11.60%
Annualized adjusted ROAE	14.84%	11.68%	9.02%	11.11%	11.60%	10.41%	10.19%	11.65%	11.86%	11.36%	11.24%
Adjusted ROAA											
Average total assets, as reported	$2,319,683	$ 2,393,497	$2,494,496	$2,667,795	$ 2,691,263	$ 2,759,427	$ 2,792,255	$ 2,802,069	$ 2,804,320	$ 2,636,916	$ 2,799,599
Annualized ROAA, as reported	1.27%	0.99%	0.80%	1.01%	1.06%	0.97%	0.97%	1.23%	1.18%	1.02%	1.13%
Annualized adjusted ROAA	1.27%	0.99%	0.80%	1.01%	1.06%	0.97%	0.97%	1.13%	1.18%	1.02%	1.09%

33

Third Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	For the Year Ended				For the Three Months Ended					For the Nine Months Ended	
($ thousands)	2022	2023	2024	2025	Sep-25	Dec-25	Mar-26	Jun-26	Sep-26	Sep-25	Sep-26
Return on Average Tangible Common Equity											
Average total equity, as reported	$ 197,876	$ 203,261	$ 220,856	$ 243,033	$ 245,218	$ 257,974	$ 266,763	$ 270,666	$ 278,440	$ 237,998	$ 271,999
Average goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Average other intangible assets	(1,820)	(1,538)	(1,273)	(1,017)	(985)	(924)	(896)	(868)	(843)	(1,049)	(869)
Average noncontrolling interest	(737)	(675)	(649)	(693)	(538)	(479)	(590)	(626)	(471)	(702)	(623)
Average tangible common equity	$ 170,128	$ 175,857	$ 193,743	$ 216,132	$ 218,504	$ 231,380	$ 240,086	$ 243,981	$ 251,935	$ 211,056	$ 245,316
Net income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,113	$ 6,716	$ 6,794	$ 8,626	$ 8,257	$ 20,275	$ 23,677
Amortization of intangibles	298	273	260	238	63	50	25	25	25	188	75
Net income attributable to noncontrolling interest	(210)	(142)	(84)	(156)	(38)	(15)	(47)	(63)	18	(141)	(92)
Net income attributable to C&F Financial Corporation	$ 29,457	$ 23,877	$ 20,094	$ 27,073	$ 7,138	$ 6,751	$ 6,772	$ 8,588	$ 8,300	$ 20,322	$ 23,660
Adjusted net income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,113	$ 6,716	$ 6,794	$ 7,883	$ 8,257	$ 20,275	$ 22,934
Amortization of intangibles	298	273	260	238	63	50	25	25	25	188	75
Net income attributable to noncontrolling interest	(210)	(142)	(84)	(156)	(38)	(15)	(47)	(63)	18	(141)	(92)
Net income attributable to C&F Financial Corporation	$ 29,457	$ 23,877	$ 20,094	$ 27,073	$ 7,138	$ 6,751	$ 6,772	$ 7,845	$ 8,300	$ 20,322	$ 22,917
Annualized return on average tangible common equity	17.31%	13.58%	10.37%	12.53%	13.07%	11.67%	11.28%	14.08%	13.18%	12.84%	12.86%
Adjusted annualized return on average tangible common equity	17.31%	13.58%	10.37%	12.53%	13.07%	11.67%	11.28%	12.86%	13.18%	12.84%	12.45%

34

Third Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	As of							
($ thousands)	**Dec-22**	**Dec-23**	**Dec-24**	**Dec-25**	**Sep-25**	**Mar-26**	**Jun-26**	**Sep-26**
Tangible Common Equity (TCE) / Tangible Assets (TA)								
Total equity, as reported	$ 196,233	$ 217,516	$ 226,970	$ 262,348	$ 253,887	$ 266,112	$ 278,392	$ 269,318
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(959)	(884)	(859)	(834)
Noncontrolling interest	(599)	(638)	(610)	(595)	(604)	(642)	(607)	(565)
Tangible common equity	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 227,133	$ 239,395	$ 251,735	$ 242,728
Total assets, as reported	$2,332,317	$ 2,438,498	$2,563,374	$2,768,494	$ 2,711,292	$ 2,813,748	$ 2,809,968	$ 2,811,188
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(959)	(884)	(859)	(834)
Noncontrolling interest	(599)	(638)	(610)	(595)	(603)	(642)	(607)	(565)
Tangible assets	$2,304,848	$ 2,411,262	$2,536,426	$2,741,799	$ 2,684,539	$ 2,787,031	$ 2,783,311	$ 2,784,598
Tangible Common Equity (TCE) / Tangible Assets (TA)	7.32%	7.89%	7.89%	8.59%	8.46%	8.59%	9.04%	8.72%
Tangible Book Value Per Share								
Equity attributable to C&F Financial Corporation	$ 195,634	$ 216,878	$ 226,360	$ 261,753	$ 253,283	$ 265,470	$ 277,785	$ 268,753
Less goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Less other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(959)	(884)	(859)	(834)
Tangible equity attributable to C&F Financial Corporation	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 227,133	$ 239,395	$ 251,735	$ 242,728
Shares outstanding	3,476,614	3,374,098	3,233,672	3,245,972	3,237,634	3,248,149	3,250,307	3,251,123
Book value per share	$ 56.27	$ 64.28	$ 70.00	$ 80.64	$ 78.23	$ 81.73	$ 85.46	$ 82.66
Tangible book value per share	$ 48.54	$ 56.40	$ 61.86	$ 72.60	$ 70.15	$ 73.70	$ 77.45	$ 74.66

35